POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ David B. Burritt
David B. Burritt

POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ Patricia Diaz Dennis
Patricia Diaz Dennis
POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ Dan O. Dinges            Dan O. Dinges

POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ John J. Engel
John J. Engel

POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or either one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ Murry S. Gerber
Murry S. Gerber

POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ Stephen J. Girsky
Stephen J. Girsky

POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ Paul A. Mascarenas
Paul A. Mascarenas
POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ Eugene B. Sperling
Eugene B. Sperling

POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY

That the undersigned does hereby make, constitute and appoint David B. Burritt, Kevin P. Bradley and Colleen M. Darragh or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf United States Steel Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2019.

/s/ Patricia A. Tracey
Patricia A. Tracey